                                                                   EXHIBIT 10.23

                       FIRST AMENDMENT TO LEASE AGREEMENT

                              THE BANK OF NASHVILLE
                                   L & C TOWER
                              NASHVILLE, TENNESSEE
                                 APRIL 13, 1999

         This First Amendment to the Lease Agreement ("First Amendment") dated and effective this 13th day of April, 1999 by and between The Bank of Nashville ("Tenant") and LC Tower, LLC, successor in interest to Metropolitan Life Insurance Company ("Landlord") is hereby made a part thereof of the Lease Agreement dated July 19, 1989 as previously amended by the Letter Agreement dated March 29, 1993 ("Lease") by and between Landlord and Tenant.

         WHEREAS, Landlord and Tenant entered into the Lease for certain premises located on the second and third floor and basement consisting of approximately 15,296 Square Feet Net Rentable Areas ("Premises") in the building commonly known as the L&C Tower located at 401 Church Street, Nashville, Tennessee 37219 ("Building"); and

         WHEREAS, Tenant desires to expand its Premises on the third floor and twenty-third floor in the Building; and

         WHEREAS, Tenant desires to amend and extend its Lease Term for the period September 1, 1999 through August 31, 2009; and

         WHEREAS, Landlord is willing to amend and extend the Lease under certain terms and conditions. Unless specifically defined herein, the terms used in the First Amendment to Lease will have the meanings defined in the Lease.

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises and covenants contained herein, and for other mutual benefits as noted herein, the receipt and sufficiency, LC Tower, LLC, as Landlord and The Bank of Nashville, as Tenant wish to amend said Lease as follows:

 1. The second paragraph of Article 1. LEASED PREMISES of the Lease is amended effective September 1, 1999 by deleting the existing language in its entirety and replacing with the following:

               Space on the Lower, Second, Third, and Twenty-third floor levels of the Building indicated as being part of the Leased Premises on the Floor Plans attached hereto as Exhibit A, which shall be deemed to contain a total of 21,536 square feet of Net Rentable Area (SF NRA) consisting of 6,865 SF NRA on the Second Floor ("Second Floor Premises"), 6,768 SF NRA on the Third Floor ("Third Floor Premises"), 3,713 SF NRA on the Lower Level/Basement ("Basement Premises") and effective November 1, 1999



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The Bank of Nashville
First Amendment to Lease
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------------------------


               on the twenty-third floor 4,190 SF NRA ("Twenty-third Floor Premises"). The Second Floor Premises, Third Floor Premises and Twenty-third Floor Premises shall collectively be referred to as "Tower Premises". The Tower Premises and Basement Premises shall collectively be referred to as "Premises" or "Leased Premises".

2.       Article 2. TERM, of the Lease is amended and extended as follows:

               TERM. Beginning September 1, 1999, this Lease shall be extended for an additional term of ten (10) years, commencing on the 1st day of September, 1999 and ending on the 31st day of August, 2009 for the Basement Premises, Second Floor Premises and Third Floor Premises (hereinafter sometimes referred to as the "Leased Term" or "Term"), unless sooner terminated or extended as provided herein. The Twenty-third Floor Premises shall be for the term of nine (9) years ten (10) months, commencing on the 1st day of November, 1999 and ending on the 31st day of August, 2009, unless sooner terminated or extended as provided herein.

               If the Landlord is unable to give possession of the Twenty-third Floor Premises on the date of the commencement of the aforesaid Lease Term by reason of holding over of any prior tenant or tenants or for any other reasons, an abatement or diminution of the rent to be paid hereunder shall be allowed Tenant under such circumstances until possession is given to Tenant, but nothing herein shall operate to extend the initial Term of the Lease beyond the agreed expiration date, and said abatement in rent shall be the full extent of Landlord's liability to Tenant for any loss or damage to Tenant on account of said delay in obtaining possession of the Twenty-third Floor Premises.

3. Article 38. TEMPORARY RELOCATION OF TENANT, of the Lease is deleted in its entirety.

4. Article 45. BROKERAGE, of the Lease is deleted in its entirety and replaced with the following:

               Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than First Management Services, Inc., and Grubb & Ellis / Centennial, Inc., and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. The provision of this paragraph shall survive the termination of this Lease.



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First Amendment to Lease
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------------------------


5. Article 48. ENVIRONMENTAL HAZARDS, of the Lease is deleted in its entirety.

6.       Appendix A THE PREMISES of the Lease is amended effective
         September 1, 1999 by deleting the existing language and replacing with the following (see attached floor plans):

               Basement Floor Premises of the L&C Tower
                    3,713 SF NRA
                    3% common area factor included

               Second Floor Premises of the L&C Tower
                    6,865 SF NRA
                    3% common area factor included

               Third Floor Premises of the L&C Tower
                    6,768 SF NRA
                    3% common area factor included

               Twenty-third Floor Premises of the L&C Tower
                    4,190 SF NRA
                    12.5% common area factor included

7. Appendix B-1 RATE SCHEDULE of the Lease is amended to provide for the base rent beginning September 1, 1999:

                                            2nd Floor       3rd Floor       23rd Floor      Basement
                                             Premises        Premises        Premises       Premises
                                            ---------       ---------       ----------      --------
         09/01/99 - 08/31/00      Yr 1      $17.40/RSF      $15.00/RSF      $13.50/RSF*     $7.00/RSF
         09/01/00 - 08/31/01      Yr 2      $17.75/RSF      $15.30/RSF      $13.77/RSF      $7.00/RSF
         09/01/01 - 08/31/02      Yr 3      $18.10/RSF      $15.61/RSF      $14.05/RSF      $7.00/RSF
         09/01/02 - 08/31/03      Yr 4      $18.47/RSF      $15.92/RSF      $14.33/RSF      $7.00/RSF
         09/01/03 - 08/31/04      Yr 5      $18.83/RSF      $16.24/RSF      $14.61/RSF      $7.00/RSF
         09/01/04 - 08/31/05      Yr 6      $19.21/RSF      $16.56/RSF      $14.91/RSF      $7.00/RSF
         09/01/05 - 08/31/06      Yr 7      $19.60/RSF      $16.89/RSF      $15.20/RSF      $7.00/RSF
         09/01/06 - 08/31/07      Yr 8      $19.99/RSF      $17.23/RSF      $15.51/RSF      $7.00/RSF
         09/01/07 - 08/31/08      Yr 9      $20.39/RSF      $17.57/RSF      $15.82/RSF      $7.00/RSF
         09/01/08 - 08/31/09      Yr 10     $20.79/RSF      $17.93/RSF      $16.13/RSF      $7.00/RSF

         *The Twenty-third Floor Premises' rent commencing, November 1, 1999 shall increase to the next Lease Year's rate on September 1 of each subsequent Lease Year.



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First Amendment to Lease
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------------------------


8. Appendix B-2 OPTION SPACE of the Lease is amended effective September 1, 1999 by deleting the existing language and replacing with the following FIRST RIGHT OF OPTION (AVAILABILITY) FOR FOURTH FLOOR
         PREMISES:

                    Tenant shall have a one-time First Right of Option for the Fourth Floor Tower (6,768 RSF) should the existing tenant as of this lease amendment signing (State of Tennessee) choose not to renew ("Option Space"). Upon the State of Tennessee's notice of non-renewal, Landlord shall first offer to Tenant the right to lease the Option Space at the then current rate for the Twenty-third Floor Premises. Tenant shall have twenty (20) business days after receipt of written notice of the availability within which to notify Landlord (a) if it will lease the Option Space at the then current rates for the Twenty-third Floor Premises, and (b) if Tenant exercises its option to take the Option Space, whether it will give back the Twenty-third Floor Premises. If Tenant exercises its option to take the Option Space, Tenant shall occupy the Option Space within forty-five (45) days after the State of Tennessee vacates the fourth floor. If Tenant exercises its option to give back the Twenty-third Floor Premises, Tenant shall vacate the Twenty-third Floor Premises and return it to Landlord in "broom clean" condition upon occupying the Option Space. Landlord and Tenant agree that Tenant shall be responsible for all relocation costs and all tenant improvement costs to the Option Space; Tenant shall accept the Option Space in "as-is" condition. No written response from Tenant within twenty (20) business days after receipt of written notice of the availability shall be deemed to mean that Tenant has waived its First Right of Option and Tenant shall keep the Twenty-third Floor Premises and not take the Fourth Floor Option Space.

9. Appendix C OPTIONS of the Lease is amended effective September 1, 1999 by deleting the existing language for Option to Extend, Option to Expand, Right of First Refusal, and Basement Vault and Anteroom in its entirety and replacing with the following OPTION TO RENEW:

                    Provided Tenant is not in default, Tenant shall have the right to three (3) five-year renewal options at a rate which shall be mutually determined by Landlord and Tenant as follows: If Tenant desires to exercise its Option to Renew, it shall notify Landlord no later than twelve (12) months prior to the expiration of the then current Term. Within one
                    (1) month after such notification, Landlord shall notify Tenant of its determination of the current rate, which will include the Base Rent. If Tenant agrees with such determination, it shall so notify Landlord. If Tenant does not agree, then during the thirty (30) day period following Landlord's notice to Tenant of the rate, Landlord and Tenant shall negotiate to determine a mutually acceptable rate. If such parties are unable to reach agreement as to such rate within said thirty (30) day period, this renewal option will be of no




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First Amendment to Lease
Page 5
------------------------


                    force or effect and the Lease will terminate. If the parties do reach agreement as to such rate within said period, then the Term shall be extended for the appropriate period, upon the same terms and conditions set forth in the Lease, except that the Base Rent shall be as mutually determined and except that there shall be no Tenant Improvement Allowance (unless such items are agreed to by Landlord and Tenant).

10. Appendix E ANYTIME TELLER MACHINE AND NIGHT DEPOSITORY of the Lease is amended effective September 1, 1999 by deleting the existing language in its entirety and replacing with the following:

                    Tenant shall keep its anytime teller machine and night depository ("ATM") at its current location of the Building as noted on the attached first floor plan "Appendix E". There shall be no rental cost. The ATM shall remain the sole property of the Tenant and shall be removed by Tenant at the expiration of the term of this Lease, with the building's interior and exterior being restored to its condition existing prior to the installation of the ATM at Tenant's cost.

11. Appendix G BASEMENT STORAGE of the Lease is amended effective September 1, 1999 by deleting the existing language in its entirety and replacing with the following:

                    BASEMENT STORAGE. Landlord will provide, at no cost to Tenant, space in the basement for storing paper as required by regulation. That space is designated as Appendix "G".

12.      Appendix H DAMAGES of the Lease is deleted in its entirety.

13. Appendix I LOADING DOCK SECURITY of the Lease is deleted in its entirety.

14.      Appendix J (SPACE PLANNING) of the Lease is deleted in its entirety.

15. Appendix K (POTENTIAL CONTRACTORS) of the Lease is deleted in its entirety.

16.      Appendix L (BLANK) of the Lease is deleted in its entirety.

17. Exhibit A of the Lease is amended effective September 1, 1999 by replacing the existing floor plans with the attached floor plans initialed by both parties for the Basement Premises, Second Floor Premises, Third Floor Premises and Twenty-third Floor Premises.

18. Landlord shall renovate Third Floor Premises Restrooms to a finish standard comparable to restrooms on the floors occupied by the State of Tennessee, to





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First Amendment to Lease
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------------------------


          include new sinks, counters, mirrors, water closets, urinals, floor tile, ceramic tile and paint grade finish on walls.

19. Exhibit B of the Lease and referenced meeting notes from the original construction are amended effective September 1, 1999 by deleting the existing language in its entirety and replacing with the following Work Letter:

              WORK LETTER.

              A. Initial Plan. Tenant will perform certain leasehold improvement work in the Tower Premises in substantial accordance with the plans to be prepared by Infrastructure, Inc. (collectively "Initial Plan"), a copy of which shall be attached as Schedule 1. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph B below), shall be hereinafter referred to as the "Work". All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Tenant shall be subject to Landlord's approval, which Landlord agrees shall not be unreasonably withheld, delayed or conditioned. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings, or other details or of any Additional Work (as defined in Paragraph E below) because, in Landlord's reasonable opinion, the Work, as described in any such item, or the Additional Work, as the case may be: (a) is likely to adversely affect the Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Landlord's ability to furnish services to Tenant or other tenants in the building; (c) would increase the cost of operating the building; (d) would violate any governmental laws, rules or ordinances (or interpretations thereof);
          (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the building; (g) might adversely affect another tenant's premises; (h) is prohibited by any ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the Building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Neither the approval by Landlord of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work nor Landlord's monitoring of the Work shall constitute any warranty by Landlord to Tenant of the adequacy of the design for Tenant's intended use of the Premises.

              B. Working Drawings; performance of the Work.

                 (1) If not included as part of the Initial Plan attached hereto, Tenant shall prepare or cause to be prepared final working drawings and



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The Bank of Nashville
First Amendment to Lease
Page 7
------------------------


          specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, finish details and other information furnished by Tenant to Landlord and approved by Landlord pursuant to Paragraph A above. The Working Drawings shall incorporate final mechanical, electrical and plumbing plans, and shall include a final telephone layout and special electrical connections, if any. So long as the Working Drawings are consistent with the Initial Plan, Landlord shall approve the Working Drawings within five (5) days after receipt of same from Tenant by initialing and returning to Tenant each sheet of the Working Drawings or by executing Landlord's approval form then in use, whichever method of approval Landlord may designate.

                 (2) The parties acknowledge that Landlord is not an architect or engineer, and that the Work will be designed and performed by independent architects, engineers and contractors, selected by Tenant, subject to Landlord's prior written approval. Accordingly, Landlord shall have no liability to Tenant under the Lease for any errors or omissions in the Initial Plan and the Working Drawings and for any defects in the Work. In the event of such errors, omissions, or defects, Landlord shall cooperate in any action Tenant desires to bring any architects, engineers or contractors.

                 (3) Upon Landlord's approval, Tenant shall promptly commence with the construction of the Work and thereafter diligently prosecute the same to completion. All Work shall be in full compliance with the Americans with Disabilities Act and with any and all applicable local building codes and regulations. Except as may be otherwise provided in the Initial Plan or Working Drawings, the Work will be performed using materials, quantities and procedures which are then generally in use by Landlord as building standards, or better.

                 (4) Notwithstanding any other provision of this Work Letter, Landlord and Tenant agree as follows:

                     (a) Tenant's contractors must perform in such a manner as
               to not cause or permit to be caused a material default or breach of any term, condition, rule or regulation of the Lease or this Work Letter by Tenant.

                     (b) Tenant and Tenant's contractors shall maintain at all
               times during the construction for the Work and for the benefit of Landlord, its officers and employees, such insurance as Landlord may reasonably require, including, without limitation, such hazard, builder's risk, worker's compensation and other similar insurance as is required under the laws of the State of Tennessee or any political subdivision thereof.

                     (c) Tenant shall deliver or cause to be delivered to
               Landlord prior to the commencement of construction of any of the



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The Bank of Nashville
First Amendment to Lease
Page 8
------------------------


               Work, (i) certificates of such insurance as is required hereunder and such certificates shall name Landlord as an additional insured and contain provisions that the policies shall not be cancelled without thirty (30) days prior written notice to
               Landlord: (ii) evidence that any and all governmental permits and licenses required for the construction of the Work have been duly secured and remain in full force and effect; and (iii) such other similar assurances which Landlord may reasonably require from time to time.

                     (d) To the extent that Tenant pays directly, or causes to
               be paid, any contractors, supplier or materialmen, Landlord may from time to time require from evidence of payment to all such parties during the course of construction of the Work and at the completion, Tenant shall deliver to Landlord a waiver of or release of liens signed by all contractors, suppliers, or materialmen.

               (5) During the construction period, Landlord shall have the right, but not the obligation to inspect the Premises, and all improvements made to the Premises comprising the Work to reasonably determine whether the Work is satisfactory. If any Work does not comply with the Working Drawings, Landlord shall, within twenty-four
          (24) hours of Landlord's inspection, notify Tenant in writing of such noncompliance, including the specifics thereof, whereupon Landlord may require non-complying portions of the Work to be removed and reconstructed to so comply. No such inspection by Landlord, or failure to inspect by Landlord, shall make Landlord liable in any manner to Tenant under the Lease for any defects, errors or omissions in connection with the Work or any errors or omissions in the Initial Plan or Working Drawings.

          C. Landlord's Contribution. "Cost of the Work" means all costs and expenses of the Work, including, without limitation, (i) the cost of the Initial Plan and Working Drawings, (ii) the cost of all labor (including overtime) and materials constituting the Work, (iii) general conditions (including rubbish removal, hoisting permits, temporary facilities, safety and protection, cleaning, tools, blueprints and reproduction, telephone, temporary power, field supervision and the like); (iv) the cost of premiums for worker's compensation, public liability, casualty and other insurance charged by contractors; (v) contractors' charges for overhead and fees; and
          (vi) architectural and engineering fees.

                 (1) Provided that Tenant has satisfied the requirements set forth above and below and is not in default under the Lease or the Workletter, Landlord shall make a contribution, on the terms hereinafter set forth, equal to One Hundred Forty-two Thousand Five Hundred Eighty-four and no/100



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The Bank of Nashville
First Amendment to Lease
Page 9
------------------------


          Dollars ($142,584.00) (based upon $8.00 per square foot of rentable area of the Tower Premises (the "Landlord's Contribution")) toward the Cost of the Work under the Workletter. Subject to the limitations hereinafter set forth, Landlord's contribution shall also be applied towards Tenant's cost for architectural design and mechanical drawings. Landlord shall not be liable for more than the Landlord's Contribution. Any amount of the tenant allowance not utilized by the Tenant in the improvement of the Tower Premises shall be applied to base rent. There shall be no tenant improvement allowance for the Basement Premises.

                 (2) Landlord shall make periodic progress payments (usually monthly) of the Landlord's Contribution toward the Cost of the Work as work progresses under the Workletter, within thirty (30) days after presentation by Tenant to Landlord of invoices for the Cost of the Work and duly executed waivers of liens from all contractors, subcontractors and materialmen furnishing labor, equipment or materials for the performance of the Work.

                 (3) After payment of any amounts toward the Cost of the Work under the Workletter, Landlord may pay the Landlord's Contribution to Tenant, or Landlord may, in its discretion, make or cause to be made (through the construction escrow or otherwise) payment directly to Tenant's contractors or vendors or jointly with Tenant, in progress payments as described above. Landlord may use the Landlord's Contribution to reimburse or pay itself amounts owed by Tenant pursuant to the provisions of the Workletter.

                 (4) Notwithstanding any other provision of this Lease, the payment of the Landlord's Contribution shall be subject to Landlord's right to set-off.

          D. Lease Provisions. The terms and provisions of the Lease, insofar as they are applicable to this Workletter, are hereby incorporated herein by reference.

          E. Miscellaneous.

                 (1) Except as herein expressly set forth in the Work Letter or in the Lease, Landlord has no agreement with Tenant and has no obligation to do any other work with respect to the Premises. Any additional work or alterations to the Premises desired by Tenant after the Commencement Date shall be subject to the provisions of the Lease. This Work Letter sets forth the entire agreement of Tenant and Landlord regarding the Work.

                 (2) If final working drawings and specifications are included as part of the Initial Plan attached hereto, then whenever the term "Working Drawings" is used in this Agreement such term shall be deemed to refer to



                                      -90-
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The Bank of Nashville
First Amendment to Lease
Page 10
------------------------


          the Initial Plan and all supplemental plans and specifications approved by Landlord.

                 (3) If the Initial Plan or Working Drawings for the Work require the construction and installation of more fire hose cabinets, telephone closets, or electrical closets than the number regularly provided Landlord in the core of the Building, then Tenant will pay to Landlord all costs and expenses incurred by Landlord for the construction and installation of such additional fire hose cabinets, telephone closets, or electrical closets.

                 (4) Landlord or Landlord's beneficiary is entitled to all available investment tax credits, if any, for Work paid for and property acquired by Landlord pursuant to the Lease and this Work Letter. Nothing in the Lease or this Work Letter shall be construed as agreement by Landlord to pass any investment tax credits through to Tenant.

                 (5) Time is of the essence of this Work Letter.

                 (6) Tenant's failure to pay when due any amounts owed by Tenant under this Work Letter, or Tenant's failure to perform any other obligation of Tenant under this Work Letter, will constitute a default by Tenant under the Lease, and Landlord will have all the rights and remedies granted to Landlord under the Lease for failure by Tenant to perform its obligations under the Lease. Landlord's failure to pay when due any amounts owed by Landlord under this Work Letter, or Landlord's failure to perform any other obligation of Landlord under this Work Letter, will constitute a default by Landlord under the Lease, and Tenant will have all the rights and remedies granted to Tenant under the Lease for failure by Landlord to perform its obligations under the Lease.

                 (7) All words and phrases in this Work Letter have the same meanings given to them in the Lease, unless otherwise specifically stated in this Work Letter.

                 (8) All representations, warranties, covenants, and conditions contained in this Work Letter shall survive the completion of the Work and the payment by Landlord of the Cost of Work and Landlord's Contribution.

All other terms and conditions in the Lease dated July 19, 1989 and the Letter Agreement dated March 29, 1993 not amended by this First Amendment shall remain in full force and effect and shall apply to the Premises.



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The Bank of Nashville
First Amendment to Lease
Page 11
------------------------


IN WITNESS WHEREOF, the parties hereto, have executed this Agreement in triplicate on the date and year first above written.


WITNESS:                                   LANDLORD:

                                           LC TOWER, L.L.C.
                                           a Delaware limited liability company
                                           By: PERIDOT, INC. MANAGER

 /s/ Marija Tatic                          By: /s/ Craig Caffareili, V.P.
---------------------------                    ---------------------------------

WITNESS:                                   TENANT:

                                           THE BANK OF NASHVILLE


 /s/ Anne J. Cheatham                      By: /s/ Mack S. Linebaugh, Jr.
---------------------------                    ---------------------------------
                                                Mack S. Linebaugh, Jr.
                                                Chairman and President

                                 EXHIBIT "A-1"

Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH




                                 (Floor Plans)







                                                 BANK OF NASHVILLE     3605 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     3605 S.F.


BASEMENT LEVEL
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE

                                 EXHIBIT "A-2"

Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH




                                 (Floor Plans)







                                                 BANK OF NASHVILLE     6665 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     6665 S.F.


2nd FLOOR
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE

                                 EXHIBIT "A-3"

Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH




                                 (Floor Plans)







                                                 BANK OF NASHVILLE     4643 S.F.
                                                         EXPANSION     1928 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     6571 S.F.


3rd FLOOR
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE

                                 EXHIBIT "A-4"

Design Collective Incorporated
--------------------------------------------------------------------------------
L & C Tower                                       consultants for space planning
Nashville, TN                                     and interior design
DCI NO. 93508.00



                                 (Floor Plans)









23RD FLOOR PLAN                                        First Management Services
Building Stacking Plan

                                 APPENDIX "A-1"

Design Collective Interiors
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH




                                 (Floor Plans)







                                                 BANK OF NASHVILLE     3605 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     3605 S.F.


BASEMENT LEVEL
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE

                                 APPENDIX "A-2"

Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH




                                 (Floor Plans)







                                                 BANK OF NASHVILLE     6665 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     6665 S.F.


2nd FLOOR
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE

                                 APPENDIX "A-3"

Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH




                                 (Floor Plans)







                                                 BANK OF NASHVILLE     4643 S.F.
                                                         EXPANSION     1928 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     6571 S.F.


3rd FLOOR
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE

                                 APPENDIX "A-4"

Design Collective Interiors
--------------------------------------------------------------------------------
L & C Tower                                       consultants for space planning
Nashville, TN                                     and interior design
DCI NO. 93508.00



                                 (Floor Plans)









23RD FLOOR PLAN                                        First Management Services
Building Stacking Plan

                                  APPENDIX "G"

Design Collective Incorporated
--------------------------------------------------------------------------------
consultants for architecture, interiors and graphic design.

                                                      A National Design Alliance
                                                      Nashville, TN
                                                      Columbus, OH
                                                      Cleveland, OH

                    Storage for Storing Paper





                                 (Floor Plans)







                                                 BANK OF NASHVILLE     3605 S.F.
                                                 -------------------------------
                                                      GROSS USABLE     3605 S.F.


BASEMENT LEVEL
L & C Tower                                            First Management Services
--------------------------------------------------------------------------------
MARCH 1993                                                          NOT TO SCALE